UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

February 10, 2009
__________

MEDIS TECHNOLOGIES LTD.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

0-30391 (COMMISSION FILE NUMBER)	13-3669062 (I.R.S. EMPLOYER IDENTIFICATION NO.)

805 Third Avenue New York, New York 10022 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 935-8484
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

Ascendiant Agreement

On February 13, 2009, Medis Technologies Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Ascendiant Capital Group, LLC (“Ascendiant”) to establish a potential source of funding, in what is sometimes termed an equity line of credit arrangement.

Under the Securities Purchase Agreement, Ascendiant has agreed to provide the Company with up to $6,000,000 of funding prior to February 13, 2011. During this period, the Company may, in its sole discretion, request a drawdown under the equity line of credit by selling shares of its common stock to Ascendiant and Ascendiant will be obligated to purchase the shares. Subject to the draw down and other conditions set forth in the Securities Purchase Agreement, the Company is obligated to sell no less than $3,000,000 worth of shares of its common stock to Ascendiant prior to the one year anniversary of the date of the Securities Purchase Agreement. Except pursuant to this drawdown minimum, the Company is under no obligation to request any drawdowns under the equity line of credit.

The Company may request a drawdown once every ten trading days. There must be a minimum of two trading days between each drawdown request. During the ten trading days following a drawdown request, the Company will calculate the amount of shares it will sell to Ascendiant and the purchase price per share. The purchase price per share of common stock will be based on the daily volume weighted average price of the Company’s common stock during each of the ten trading days immediately following the drawdown date, less a discount of 10.5%.

The Company may request a drawdown by delivering a drawdown notice to Ascendiant, stating the amount of the drawdown and the lowest price, if any, at which the Company is willing to sell the shares.  The lowest price will be set by the Company’s Chief Executive Officer in his sole and absolute discretion.

Calculation of Drawdown Amount, Purchase Price and Number of Shares Sold.

 There is no minimum amount that the Company can draw down at any one time. The maximum amount the Company can draw down at any one time is an amount equal to:

•	15% of the total trading volume of the Company’s common stock for the ten trading days immediately prior to the date of the drawdown pricing period, multiplied by

•	the weighted average price of the Company’s common stock for the same ten trading days, or any other amount mutually agreed upon by the Company and Ascendiant.

On the day following the delivery of the drawdown notice, a valuation period of ten trading days will start:

•
On each of the ten trading days during the valuation period, the number of shares to be sold to Ascendiant will be determined by dividing 1/10 of the drawdown amount by the purchase price on each trading day.  The purchase price will be 89.5% of the volume weighted average price of the Company’s common stock on that day.

•
If the purchase price on any trading day during the ten trading day calculation period is below the minimum price specified by the Company, then Ascendiant will not purchase any shares on that day, and the drawdown amount will be reduced by 1/10.

If the Company sets a minimum price which is too high and the Company’s stock price does not consistently meet that level during the ten trading days after the Company’s drawdown request, the amount the Company can draw and the number of shares the Company will sell to Ascendiant will be reduced.  On the other hand, if the Company sets a minimum price which is too low and its stock price falls significantly but stays above the minimum price, the Company will have to issue a greater number of shares to Ascendiant based on the reduced market price.

Payment for Shares

The shares purchased on the ten trading days following a drawdown request will be issued and paid for on the 13th trading day following the drawdown request.

Termination of the Securities Purchase Agreement

The Securities Purchase Agreement will be terminated if:

•
the Company’s common stock is de-listed from the Nasdaq Global Market or such other market or exchange on which the Company’s common stock is listed or quoted on the date in question unless the de-listing is in connection with the subsequent listing of the Company’s common stock on the Nasdaq Capital Market, the American Stock Exchange or the New York Stock Exchange;

•	the Company files for protection from its creditors under the Federal Bankruptcy laws or any other applicable law;

•	the shares which are to be sold to Ascendiant are not covered by an effective registration statement;

•	Ascendiant fails to honor a drawdown notice;

•	upon the mutual consent of the Company and Ascendiant;

•	the entire commitment amount has been drawn down; or

•	in the Company’s sole discretion, subject to the minimum purchase requirements described above and provided that such termination does not occur between a drawdown request and its settlement date.

Fees and Expenses; Indemnification; Damages

On or prior to the initial closing of the transactions contemplated by the Securities Purchase Agreement, in partial consideration for providing the equity drawdown facility, the Company will deliver to Ascendiant shares of its common stock equal in number to the amount determined by:

•	dividing $120,000 by

•	the closing bid price of the Company’s common stock on the trading day immediately preceding the date of the Securities Purchase Agreement.

Furthermore, on the trading day immediately prior to the date specified in the first draw down notice the Company sends to Ascendiant, and in partial consideration for providing the equity drawdown facility, the Company will deliver to Ascendiant shares of its common stock equal in number to the amount determined by:

•	dividing $90,000 by

•	the closing bid price of the Company’s common stock on the trading day immediately preceding the issuance of such common stock.

The Company has agreed to pay $10,000 to Ascendiant's legal counsel (inclusive of disbursements and out-of-pocket expenses) in connection with the preparation, negotiation, execution and delivery of the Securities

Purchase Agreement and related transaction documentation. Any fees or expenses above such amount shall be reimbursable by the Company only upon its prior consent.

Ascendiant is entitled to customary indemnification from the Company for any losses or liabilities it suffers as a result of any breach by the Company of any provisions of the Securities Purchase Agreement or related transaction document, or as a result of any lawsuit brought by any of the Company’s stockholders, provided the stockholder instituting the lawsuit is not an affiliate of Ascendiant.

The Company has agreed that if it issues a drawdown notice and fails to deliver the shares to Ascendiant on the applicable settlement date, the Company will pay Ascendiant liquidated damages in cash for each trading day after the applicable settlement date until the shares are delivered to Ascendiant.

In addition to the Company’s issuance of shares of common stock to Ascendiant pursuant to the Securities Purchase Agreement, the Company’s Registration Statement on Form S–3 (File No. 333-155574) (the “Registration Statement”) also covers the sale of those shares from time to time by Ascendiant to the public. Ascendiant is an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act of 1933.

The foregoing descriptions are qualified in their entirety by reference to the Securities Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The validity of the securities offered pursuant to the prospectus that is a part of the Registration Statement and any prospectus supplement thereto, will be passed upon for the Company by Herrick, Feinstein LLP, New York, New York. The opinion of Herrick, Feinstein LLP relating to the validity of such shares of common stock is attached hereto as Exhibit 5.1 and incorporated by reference to the Registration Statement.

Employment Agreement with Thomas Finn

On February 17, 2009, the Company entered into an Employment Agreement with Thomas Finn, effective as of January 13, 2009. Pursuant to the Employment Agreement, Mr. Finn shall have the title of Executive Vice President. He will receive a base salary of $220,000 per year. For the fiscal year ended December 31, 2009, Mr. Finn will be eligible to receive approximately 150,000 restricted shares and a cash bonus, subject to meeting certain performance goals and in the case of the restricted shares, obtaining shareholder approval. Mr. Finn will also be entitled to receive certain additional benefits and compensation from the Company. If Mr. Finn is terminated without cause or if Mr. Finn terminates his employment for good reason, he will be entitled to severance payments equal to one year’s salary.

 Mr. Finn’s employment agreement expires on December 31, 2011 and, unless earlier terminated, shall be automatically renewed at the end of the initial term for a period of one year and thereafter for successive one year terms until either he or we notifies the other that the employment agreement shall not be renewed.

The foregoing descriptions are qualified in their entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Severance and Consulting Agreements

On February 13, 2009, each of Robert K. Lifton and Howard Weingrow executed and delivered a Severance Agreement (each, a “Severance Agreement” and collectively, the “Severance Agreements”) and a Consulting Agreement (each, a “Consulting Agreement” and collectively, the “Consulting Agreements”) with the Company. The Severance Agreements and the Consulting Agreements are effective as of February 16, 2009 (the “Effective Date”).

Pursuant to the Severance Agreements, Messrs. Lifton and Weingrow are each to receive a payment of $180,000, payable during the one year period commencing after the 6 month anniversary of the Effective Date (the “Severance Period”). Furthermore, in the event that the Company achieves $5,000,000 in gross revenue during each of two consecutive fiscal quarters during the Severance Period, the Company shall pay to each of Messrs. Lifton and Weingrow an additional $30,000 severance payment.

Pursuant to the applicable Consulting Agreement, for a period of six months from the Effective Date, Mr. Lifton shall provide services pertaining to government and military affairs as they relate to the business of the Company and shall endeavor to secure funding for the Company from the United States government, and Mr. Weingrow shall provide financial and treasury related services as they relate to the business of the Company. In consideration of the services to be rendered by each of Messrs. Lifton and Weingrow, the Company shall pay to each of them during the six month term a monthly fee equal to $16,667.

Pursuant to the Consulting Agreements, effective as of the Effective Date, Mr. Lifton resigned as Chairman of the Board of Directors of the Company (the “Board”) and as a member of the Board, and Mr. Weingrow resigned as Deputy Chairman, Executive Vice President, Treasurer and as a member of the Board.

As of the Effective Date, the Consultancy Agreement, dated as of January 2, 2000, between Mr. Lifton and the Company, and the Consultancy Agreement, dated as of January 2, 2000, between Mr. Weingrow and the Company, are terminated.

The foregoing descriptions are qualified in their entirety by reference to the Severance Agreements and the Consulting Agreements, copies of which is attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6 and incorporated by reference herein.

Appointment of New Chairman of the Board

Effective as of the Effective Date, the Board appointed Jose Mejia, the Company’s President and Chief Executive Officer, as the Company’s Chairman of the Board.

Compensation Plan for Executive Officers

On February 10, 2009, the Compensation Committee of the Board approved a compensation plan for the Company’s executive officers (the “Compensation Plan”). Pursuant to the Compensation Plan, for the fiscal year ending December 31, 2009, the Compensation Committee and the Company’s Chief Executive Officer shall set performance targets based upon sales, costs and financing goals for each of the executive officers of the Company (other than Mr. Mejia), that the executives must accomplish as a group by June 30, 2009. If the executives meet these performance targets, the Company shall allocate an aggregate of $600,000 in cash bonuses to the executives. Furthermore, an aggregate of up to 1,000,000 restricted shares under the Company’s 2007 Equity Incentive Plan shall be issuable to the executives as follows:

•
An aggregate of 300,000 restricted shares shall be issuable if sales objectives are met by June 30, 2009. If such objectives are met, the restricted shares will vest and be distributed to the executives in two equal installments ending on June 30, 2010. Executives will be required to hold 20% of the restricted shares for so long as they are executive officers of the Company.

•
An aggregate of 300,000 restricted shares shall be issauable if cost reductions or improvements in the Company’s financial position are met by June 30, 2009. If such objectives are met, the restricted shares will vest and be distributed to the executives in two equal installments ending on June 30, 2010. Executives will be required to hold 20% of the restricted shares for so long as they are executive officers of the Company.

•
An aggregate of 200,000 restricted shares will be issuable based upon increases in the value of the Company’s common stock. Fifty percent of such restricted shares will be issuable and vest when the price per share of the Company’s common stock reaches $1.00 and fifty percent of such restricted shares will be issuable and vest when the price per share of the Company’s common stock reaches $2.00.

•
An aggregate of 200,000 restricted shares will be issuable upon the Company completing a financing of at least $5,000,000, of which the Ascendiant Securities Purchase Agreement referred to in Item 1.01 above would qualify, which will vest in 50% increments on the 12 and 18 month anniversary of the execution date of the Securities Purchase Agreement.

Additionally, the Compensation Committee approved a separate, additional compensatory arrangement with Jose Mejia, the Company’s Chairman, CEO and President, pursuant to which Mr. Mejia would receive a $500,000 bonus upon meeting performance targets based upon sales, costs and financing goals by June 30, 2009. Furthermore, an aggregate of up to 600,000 restricted shares under the Company’s 2007 Equity Incentive Plan shall be issuable to Mr. Mejia as follows:

•
An aggregate of 175,000 restricted shares shall be issauable if sales objectives are met by June 30, 2009. If such objectives are met, the restricted shares will vest and be distributed to Mr. Mejia in two equal installments ending on June 30, 2010. Mr. Mejia will be required to hold 30% of the restricted shares for so long as he is the chief executive officer of the Company.

•
An aggregate of 175,000 restricted shares shall be issuable if cost reductions or improvements in the Company’s financial position are met by June 30, 2009. If such objectives are met, the restricted shares will vest and be distributed to Mr. Mejia in two equal installments ending on June 30, 2010. Mr. Mejia will be required to hold 30% of the restricted shares for so long as he is the chief executive officer of the Company.

•
An aggregate of 90,000 restricted shares will be issuable based upon increases in the value of the Company’s common stock. Fifty percent of such restricted shares will be issuable and vest when the price per share of the Company’s common stock reaches $1.00 and fifty percent of such restricted shares will be issuable and vest when the price per share of the Company’s common stock reaches $2.00.

•
An aggregate of 160,000 restricted shares will be issuable upon the Company completing a financing of at least $5,000,000, of which the Ascendiant Securities Purchase Agreement referred to in Item 1.01 above would qualify, which will vest in 50% increments on the 12 and 18 month anniversary of the execution date of the Securities Purchase Agreement.

The objectives approved by the Compensation Committee to be met by the executives prior to June 30, 2009 include: (a) achieving five major contracts with channel partners to carry the Company’s products; (b) achieving between 35,000 and 45,000 units sold by June 30, 2009; (c) successfully restructure supplier agreements by reducing 2009 commitments by 50%; and (d) reducing product costs by 10%.

All of the above grants of restricted stock are subject to and conditioned upon the Company increasing the number of shares available for grant under the Company’s 2007 Equity Incentive Plan at the Company’s 2009 Annual Meeting of Stockholders.

Item 8.01 Other Events.

Suspension of Dividends

On February 10, 2009, the Board, as part of its capital management initiatives and to preserve capital, suspended the quarterly dividend on the Company’s Series A Cumulative Convertible Perpetual Preferred Stock (the “Preferred Stock”), for the quarterly dividend period ended February 15, 2009. Dividends on the Preferred Stock are cumulative, and holders of the shares of Preferred Stock will be entitled to receive, when, as and if declared by the Board, dividends at an increased rate per annum as described in the Company’s Certificate of Designation relating to the Preferred Stock for each subsequent quarterly dividend period until the Company has paid or provided for the payment of all dividends on the Preferred Stock for all dividend periods up to an including the dividend payment date on which the accumulated and unpaid dividends are paid in full.

Increase in Authorized Shares

At a Special Meeting of Stockholders held on December 23, 2008, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 57,500,000 to 75,500,000.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None
(b)  Pro Forma Financial Information - None
(c)  Shell Company Transactions - None
(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Herrick, Feinstein LLP (incorporated by reference to the Registration Statement on Form S–3 (File No. 333-155574))
10.1	Securities Purchase Agreement dated February 13, 2009 by and between Medis Technologies Ltd. and Ascendiant Capital Group, LLC
10.2	Employment Agreement with Thomas Finn
10.3	Severance Agreement dated as of February 16, 2009 by and between Robert K. Lifton and Medis Technologies Ltd.
10.4	Severance Agreement dated as of February 16, 2009 by and between Howard Weingrow and Medis Technologies Ltd.
10.5	Consulting Agreement dated as of February 16, 2009 by and between Robert K. Lifton and Medis Technologies Ltd.
10.6	Consulting Agreement dated as of February 16, 2009 by and between Howard Weingrow and Medis Technologies Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2009

MEDIS TECHNOLOGIES LTD.

By:	/s/ Jose Mejia
Name: Jose Mejia
Title: Chairman, President and Chief Executive Officer